TOUCHSTONE SMALL CAP CORE FUND                                SUMMARY PROSPECTUS
CLASS A TICKER: TSFAX    CLASS C TICKER: TSFCX                JANUARY 28, 2010
CLASS Y TICKER: TSFYX    INSTITUTIONAL SHARES TICKER: TSFIX

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Small Cap Core Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                           Class A            Class C           Class Y         Institutional
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Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)          5.75%              None               None           None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)             None               1.00%              None           None
Wire Redemption Fee                                        Up to $15          Up to $15          None           None
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
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Management Fees                                            0.85%              0.85%              0.85%           0.85%
Distribution and/or Service (12b-1) Fees                   0.25%              1.00%              None            None
Other Expenses(1)                                          1.82%              1.85%              1.85%           2.31%
Total Annual Fund Operating Expenses                       2.95%              3.70%              2.70%           3.16%
Fee Waiver and/or Expense Reimbursement(2)                 1.61%              1.61%              1.61%           2.22%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                        1.34%              2.09%              1.09%           0.94%
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(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.34%, 2.09%, 1.09% and 0.94% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                             Assuming No
                                         Assuming Redemption at End of Period                 Redemption
                          Class A         Class C         Class Y          Institutional       Class C
1 Year                      $704            $312            $111                $96              $212
3 Years                    $1,292           $984            $685                $766             $984
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PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund's portfolio turnover rate is not included because the Fund had not commenced operations as of September 30, 2009.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Small Cap Core Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization U.S. companies. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company has a market capitalization within the range of market capitalization represented in the Russell 2000 Index (between $78 million and $1.69 billion at the time of its most recent reconstitution on May 31, 2009), the S&P SmallCap 600 Index (between $1 million and $2.12 billion at the time of its most recent reconstitution on March 31,
2009), or the Dow Jones U.S. Small Cap Total Stock Market Index (between $21 million and $4.1 billion at the time of its most recent reconstitution on June 30, 2009) at the time of purchase. The size of the companies in these indices will change with market conditions.

The sub-advisor, London Company of Virginia d/b/a The London Company ("TLC"), seeks to purchase financially stable small-cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values. Guiding principles of TLC's small-cap philosophy include:
(1) a focus on cash return on tangible capital, not earnings per share, (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively) is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will hold approximately 30 to 40 securities. TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process. The firm screens a small cap index against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, free cash flow yield, and return on equity. The team seeks companies that are trading at 30-40% discount to intrinsic value. TLC looks at a company's corporate governance structure and management incentives to try to ascertain whether or not management's interests are aligned with shareholders' interests. TLC seeks to identify the sources of a company's competitive advantage as well as what levers management has at its disposal to increase shareholder value. Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase, typically when the security is trading at a low-to-reasonable valuation.

TLC generally sells a security when it becomes overvalued and has reached TLC's price target, when the security's fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of small cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in October 2009, there is no performance information included in this Prospectus.

INVESTMENT ADVISOR           INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.    London Company of Virginia d/b/a The London Company

PORTFOLIO MANAGER(S)

Stephen Goddard, CFA
President, CIO and Portfolio Manager
Managing the Fund since 2009

Jonathan Moody
Director of Research and Portfolio Manger
Managing the Fund since 2009

J. Wade Stinnette
Portfolio Manager
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
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                                                                CLASS A AND CLASS C                          CLASS Y
                                                            Initial          Additional              Initial          Additional
                                                          Investment         Investment             Investment        Investment
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Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
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                                                                  INSTITUTIONAL
                                                            Initial           Additional
                                                           Investment         Investment
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Regular Account                                           $   500,000         None
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You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.